                                                                    EXHIBIT 28.B


                       Securities and Exchange Commission
                             Washington, D.C., 20549
                                    Form 11-K

               [X] ANNUAL REPORT PURSUANT TO SECTION 15 (d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934 [FEE REQUIRED]

                  For the calendar year ended December 31, 1997


                                       OR


             [ ] TRANSITION REPORT PURSUANT TO SECTION 15 (d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934 [FEE REQUIRED]


                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

                          CASH OR DEFERRED ARRANGEMENT
                              (Full Title of Plan)


                 Science Applications International Corporation
              10260 Campus Point Drive, San Diego, California 92121
               (Name of issuer of the securities held pursuant to
           the Plan and the address of its principal executive office)

                                    SIGNATURE

      The Plan. Pursuant to the requirements of the Securities Exchange Act of 1934, the Science Applications International Corporation Retirement Plans Committee duly caused this annual report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SCIENCE APPLICATIONS
                                        INTERNATIONAL CORPORATION
                                        CASH OR DEFERRED ARRANGEMENT



DATE       4-15-98                      /s/ DANIEL W. BALDWIN
    ------------------                  ----------------------------------------
                                        Daniel W. Baldwin

                                        Senior Vice President
                                        and Treasurer
                                        Retirement Plans Committee

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
CASH OR DEFERRED ARRANGEMENT

INDEX TO FINANCIAL STATEMENTS


                                                                                            PAGE


Report of Independent Accountants                                                            F-2


Financial Statements:

    Statement of Net Assets Available for Benefits                                           F-3

    Statement of Changes in Net Assets Available for Benefits                                F-4

    Notes to Financial Statements                                                         F-5 - F-13


Additional Information:*

    Schedule I  - Schedule of Assets Held for Investment Purposes                            F-14

    Schedule II - Schedule of Loans or Fixed Income Obligations                              F-15

    Schedule III- Schedule of Reportable Transactions                                        F-16


* Other schedules required by Section 2520.103-10 of the Department of Labor Rules and Regulations for Reporting and Disclosure under ERISA have been omitted because they are not applicable.

                        REPORT OF INDEPENDENT ACCOUNTANTS





To the Retirement Plans Committee
and Participants of the Science Applications
International Corporation Cash or Deferred Arrangement

In our opinion, the financial statements listed in the accompanying index present fairly, in all material respects, the net assets available for benefits of the Science Applications International Corporation Cash or Deferred Arrangement (the Plan) at December 31, 1997 and 1996, and the changes in net assets available for benefits for the years then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Plan's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information included in Schedules I through III is presented for purposes of additional analysis and is not a required part of the basic financial statements but is additional information required by ERISA. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


PRICE WATERHOUSE LLP


San Diego, California
April 3, 1998

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
CASH OR DEFERRED ARRANGEMENT

STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS
--------------------------------------------------------------------------------


                                                 December 31,
                                            1997              1996
                                        ------------      ------------
Assets

Investments, at fair market value:
    Mutual funds                        $412,896,000      $310,573,000
    SAIC Common Stock                    264,309,000       159,670,000
    Short-term investments                   296,000           348,000
    Participant loans                     21,569,000        17,000,000
                                        ------------      ------------

                                         699,070,000       487,591,000
                                        ------------      ------------

Receivables:
    Participant contributions              2,599,000         2,161,000
    Company contributions                  1,362,000           650,000
    Interest income                                              4,000
                                        ------------      ------------

                                           3,961,000         2,815,000
                                        ------------      ------------

      Total assets                       703,031,000       490,406,000
                                        ------------      ------------

Liabilities

Accrued Plan expenses                         88,000            52,000
                                        ------------      ------------

Net assets available for benefits       $702,943,000      $490,354,000
                                        ============      ============


                See accompanying notes to financial statements.

Science Applicatons International Corporation
Cash or Deferred Arrangement

Statement of Changes in Net Assets Available for Benefits
--------------------------------------------------------------------------------


                                                          Year ended
                                                          December 31,
                                                     1997              1996
                                                ------------      ------------

Additions to net assets Investment income:
      Mutual funds:
         Dividends and interest                 $ 34,349,000      $ 19,708,000
         Realized gain                             8,726,000         4,722,000
         Unrealized appreciation                  19,930,000        18,677,000
      SAIC Common Stock:
         Realized gain                                    --                --
         Unrealized appreciation                  87,106,000        30,082,000
      Interest                                     1,405,000         1,218,000
    Participant contributions                     77,427,000        66,555,000
    Company contributions                         15,168,000         9,625,000
                                                ------------      ------------

            Total additions                      244,111,000       150,587,000
                                                ------------      ------------

Deductions from net assets
    Distributions to participants                 31,371,000        25,164,000
    Plan expenses                                    151,000           163,000
                                                ------------      ------------

            Total deductions                      31,522,000        25,327,000
                                                ------------      ------------

Net increase                                     212,589,000       125,260,000

Net assets at beginning of year                  490,354,000       365,094,000
                                                ------------      ------------

Net assets at end of year                       $702,943,000      $490,354,000
                                                ============      ============


                See accompanying notes to financial statements.

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
CASH OR DEFERRED ARRANGEMENT

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 1 - PLAN DESCRIPTION

GENERAL

The Science Applications International Corporation Cash or Deferred Arrangement (the "Plan" or "CODA") was established on September 18, 1982 and became effective January 1, 1983. The authority to administer the Plan is vested in the Retirement Plans Committee (the "Committee") whose members are the Named Fiduciaries for purposes of Section 402(a) of the Employee Retirement Income Security Act of 1974, as amended. Generally, employees of Science Applications International Corporation (the "Company" or "SAIC") and its subsidiaries are eligible to participate in the Plan upon commencing employment, except for employees in groups or units designated as ineligible. The following description of the Plan provides only general information. Participants should refer to the Plan document for a more complete description of the Plan's provisions.

The Plan consists of a Deferred Fund which is the fund in which assets acquired by the Plan in its function as a qualified Cash or Deferred Arrangement are held and accounted for. The Plan permits participants to elect to defer up to 18% of their eligible compensation, as defined, for the Plan year and to have such deferred amount contributed directly by the Company to the Deferred Fund for the benefit of the participants. Such contributions are limited under Section 402(g) of the Internal Revenue Code (the "Code") to $9,500 for the years ended December 31, 1997 and 1996. Amounts deferred by participants, including rollovers from qualified plans, totaled $77,427,000 and $66,555,000 for the years ended December 31, 1997 and 1996, respectively.

In addition to amounts deferred by participants, the Company, at its discretion, may make a matching contribution equal to a specified percentage of the aggregate amounts deferred by participants. The match is only provided on eligible participant deferrals of up to 10% of compensation. In 1997 and 1996, the Company contributed 50% and 30%, respectively, of the first $2,000 of a participant's annual deferred compensation and 15% of such deferred compensation above $2,000 for an annual total of $15,168,000 and $9,625,000, respectively. During 1997 and 1996, the Company matching contribution was allocated to the SAIC Stock Fund. Also, the Company, at its discretion, may make an additional contribution to the Deferred Fund for the benefit of non-highly compensated participants in order to comply with Section 401(k)(3) of the Code. The Company made no additional contributions for the benefit non-highly compensated participants during 1997 and 1996.

The Company's contribution to the Deferred Fund is to be paid in cash unless the Company's Board of Directors determines to make the contribution in shares of Class A Common Stock or another form. Contributions to the Deferred Fund shall not exceed the maximum amount deductible by the Company for Federal income tax purposes.

Employees hired prior to January 1, 1995 are immediately eligible for the Company matching contributions. Employees hired on or after January 1, 1995, who have elected to participate, are eligible for Company matching contributions if they have attained age 21 and have both twelve calendar months of employment and 850 hours of service, as defined.

Participants may elect to borrow up to 50% of their vested plan balance, up to a maximum of $50,000, excluding amounts included in the SAIC Stock Fund. Upon this election, the loan balance is transferred from the applicable investment fund(s) to a separate loan fund (participant loans) until repayment. Participants are permitted to transfer to the Plan their account balances from a previous employer's qualified retirement plan.

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
CASH OR DEFERRED ARRANGEMENT

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


The participant's interest in the Deferred Fund account will be paid in a single distribution to the participant or their designated beneficiary upon termination of employment with the Company, retirement, permanent disability or death. A participant may not make withdrawals from the Deferred Fund accounts while employed with the Company prior to attaining age 59 1/2 unless the Committee determines the participant is incurring financial hardship. After attaining age 59 1/2, a participant may make withdrawals even if still employed with the Company. Distributions from the Deferred Fund are paid in cash.

VESTING

A participant's interest in the employee deferral portion of the Deferred Fund account is 100% vested at all times. A participant's interest in the Company matching contribution is 100% vested if the participant was hired prior to January 1, 1995. If the participant was hired on or after January 1, 1995, the participant's interest in the Company matching contribution vests at the rate of 25% per year in years three through six, becoming fully vested after six years of service, as defined. Participants are deemed fully vested upon reaching age 59 1/2, permanent disability or death. Forfeitures, arising from participants withdrawing from the Plan prior to achieving 100% vesting, are applied to the Company's matching contribution. There were no Plan forfeitures applied against Company matching contributions in 1997 or 1996.

INVESTMENT PROGRAMS

The investment programs offered to participants in the Deferred Fund allow participants to choose among thirteen investment funds offered by the Vanguard Group of Investment Companies. Participants are also allowed to direct a portion of their investment into Class A Common Stock of the Company. Such investment into the SAIC Stock Fund can be exchanged into one of the Vanguard Funds subject to certain restrictions.

THE VANGUARD FUNDS OFFERED WERE AS FOLLOWS:

1) Vanguard Fixed Income Securities Fund - GNMA Portfolio, which invests in fixed income securities guaranteed by the U.S. Government; 2) Vanguard Index Trust - 500 Portfolio, which invests in common stocks; 3) Vanguard Money Market Reserves - Prime Portfolio, which invests in money market instruments; 4) Vanguard Fixed Income Securities Fund - Short Term Federal Portfolio, which invests in U.S. government obligations; 5) Vanguard/ Wellesley Income Fund, which invests in fixed income securities and common stocks; 6) Vanguard/Windsor Fund, which invests in common stocks; 7) Vanguard International Growth Portfolio, which invests in common stocks of companies based outside the United States; 8) Vanguard U.S. Growth Portfolio, which invests in common stocks; 9) Vanguard Fixed Income Securities Fund - Intermediate - Term Corporate Portfolio, which invests primarily in investment grade corporate bonds; 10) Vanguard LIFEStrategy Income Portfolio, which invests in common stocks, bonds and short term reserves; 11) Vanguard LIFEStrategy Conservative Growth Portfolio, which invests in common stocks, bonds and short term reserves; 12) Vanguard LIFEStrategy Moderate Growth Portfolio, which invests in common stocks and bonds; and 13) Vanguard LIFEStrategy Growth Portfolio, which invests in common stocks and bonds. Separate Deferred Fund accounts are established for each investment program selected by a participant. Participants may elect to transfer their existing account balances at any time among the Vanguard investment funds and/or alter the allocations of future contributions among any of the investment alternatives under rules prescribed by the Committee.

PLAN TERMINATION

Although the Company has not expressed any intent to terminate the Plan, it reserves the right to suspend or discontinue contributions to the Plan or to terminate the Company's participation in the Plan at any time. In the event of termination, a distribution of the participants' Deferred Fund account balances will be made in accordance with the Plan provisions.

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
CASH OR DEFERRED ARRANGEMENT

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING

The accompanying financial statements are prepared on the accrual basis of accounting.

INVESTMENT VALUATION AND INCOME, GAINS AND LOSSES

Vanguard Funds

Deposits to the Vanguard Funds are used to buy shares from the respective investment fund. Vanguard Fund shares are valued at the net asset value per share as of each valuation date.

Investment transactions are accounted for on the date the shares in the fund are purchased or sold. Realized and unrealized gains and losses are computed based on the market value at the beginning of the year or purchase price if purchased during the year.

SAIC Common Stock

A general public market for the Company's Common Stock does not exist; therefore, the fair market value of the Common Stock is determined pursuant to a stock price formula and valuation process which includes an appraisal prepared by an independent appraisal firm. Periodic determinations of fair market value of the Common Stock are made by the Board of Directors, with the assistance of the independent appraisal firm. The Board of Directors reserves the right to alter the formula.

The gains or losses realized on distributions of investments and the increases or decreases in unrealized appreciation are calculated as the difference between the current fair market value and the fair market value of the investments at the beginning of the year or purchase price if purchased during the year. As of December 31, 1997 and 1996, the fair market value of the Company's Class A Common Stock was $34.78 per share and $22.83 per share and the Plan held approximately 7,599,000 shares and 6,994,000 shares, respectively.

It is the policy of the Committee to keep the SAIC Stock Fund invested primarily in Common Stock, except for estimated reserves for use in distributions and investment exchanges by participants. Such reserves are invested in the Vanguard Money Market Reserves - Prime Portfolio mutual fund. If reserves in the SAIC Stock Fund are less than the amount required at any given time to make requested distributions and investment changes, investment exchanges out of the SAIC Stock Fund by participants may have to be deferred.

Short-term investments

Short-term investments consist primarily of State Street Bank and Trust Short-Term Investment Fund, which invests in short-term money market instruments. State Street Bank and Trust Company is the Plan's Trustee.

CONTRIBUTIONS

Participant contributions and Company matching contributions are accrued based upon the amounts deferred by participants at year end which are received by the Trustee subsequent to year end. Additional Company contributions are accrued based upon the amounts determined by the Company's Board of Directors (Note 1).

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
CASH OR DEFERRED ARRANGEMENT

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


DISTRIBUTIONS TO PARTICIPANTS

Distributions to participants are recorded when paid. Generally, upon termination or retirement, participants will receive their vested account balance in a single lump sum payment following their termination or retirement date. Benefits to be paid at a future date as elected by terminated or retired participants are as follows:


                                           DECEMBER 31,
                                      1997              1996
                                  ------------      ------------

INVESTMENT FUND

Vanguard GNMA                     $  4,465,000      $  2,816,000
Vanguard Index                      12,396,000         6,816,000
Vanguard Prime                       7,514,000         4,598,000
Vanguard STFED                       3,453,000         1,926,000
Vanguard Wellesley                   5,011,000         2,727,000
Vanguard Windsor                    21,776,000        12,725,000
Vanguard Intl. Growth                5,179,000         2,687,000
Vanguard U.S. Growth                 4,276,000         2,171,000
Vanguard Int. Corporate Bond           265,000           124,000
Vanguard LS Income                      94,000            91,000
Vanguard LS Cons. Growth               166,000            31,000
Vanguard LS Mod. Growth                367,000           173,000
Vanguard LS Growth                     891,000           381,000
SAIC CODA Stock                     36,053,000        19,290,000
Participant Loans                    2,771,000           871,000
                                  ------------      ------------
  Total                           $104,677,000        57,427,000
                                  ============      ============

These amounts are reflected as liabilities in the Plan's Form 5500.

ADMINISTRATIVE EXPENSES OF THE PLAN

All expenses incurred in the administration of the Plan are paid out of Plan assets unless the Company elects to pay such costs. Fees totaling $88,000 and $52,000 were paid or accrued to the Trustee by the Plan during 1997 and 1996, respectively. Other Plan expenses totaling $63,000 and $111,000 were paid or accrued by the Plan during 1997 and 1996, respectively.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
CASH OR DEFERRED ARRANGEMENT

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 3 - TAX STATUS

The Plan is intended to qualify under Section 401(a) of the Code. In addition, the Deferred Fund of the Plan is intended to be a "Qualified Cash or Deferred Arrangement" under Section 401(k) of the Code. Accordingly, the Plan is not subject to Federal income taxes.

The Plan received a favorable determination letter from the Internal Revenue Service during January 1997 indicating that the Plan and related trust, as amended, are designed in accordance with applicable sections of the Code.


NOTE 4 - PARTY-IN-INTEREST TRANSACTIONS

Transactions involving cash, securities or assets of the Company, the Trustee or other affiliated persons are considered to be party-in-interest transactions under Section 2520.103-10 of the Department of Labor Rules and Regulations for Reporting and Disclosure. Reportable party-in-interest transactions for the years ended December 31, 1997 and 1996, are summarized below:

                                                     YEAR ENDED DECEMBER 31, 1997
                                         ---------------------------------------------------
                                         NUMBER      NUMBER
INVESTMENT SALES                         OF UNITS   OF SALES       COST            PROCEEDS

State Street Bank & Trust
   Short-Term Investment Fund            627,000      64        $ 62,659,000     $62,659,000

INVESTMENT PURCHASES

State Street Bank & Trust
   Short-Term Investment Fund            626,000      66        $62,618,000

SAIC Class A Common Stock                612,000       4        $17,713,000

                                                     YEAR ENDED DECEMBER 31, 1996
                                         ---------------------------------------------------
                                         NUMBER      NUMBER
INVESTMENT SALES                         OF UNITS   OF SALES       COST            PROCEEDS

State Street Bank & Trust
   Short-Term Investment Fund            812,000      69        $81,180,000      $81,180,000

INVESTMENT PURCHASES

State Street Bank & Trust
   Short-Term Investment Fund            805,000      72        $80,542,000

SAIC Class A Common Stock                621,000       4        $13,156,000


NOTE 5 - FINANCIAL INFORMATION BY INVESTMENT FUND

Financial information by investment fund as of December 31, 1997 and 1996, and for the years then ended are shown on the following pages.

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
CASH OR DEFERRED ARRANGEMENT

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 5 - FINANCIAL INFORMATION BY INVESTMENT FUND - CONTINUED


                      STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS AT DECEMBER 31, 1997

                                VANGUARD      VANGUARD      VANGUARD      VANGUARD      VANGUARD       VANGUARD
                                  GNMA       INDEX 500        PRIME       WELLESLEY      WINDSOR     INT'L GROWTH
                              ------------  ------------  ------------  ------------  -------------  ------------
ASSETS

Investments:
   Mutual funds               $ 22,141,000  $ 90,256,000  $ 37,244,000  $ 33,775,000  $ 134,811,000  $ 28,870,000
   SAIC Common Stock
   Short-term investments
   Participant loans
                              ------------  ------------  ------------  ------------  -------------  ------------
                                22,141,000    90,256,000    37,244,000    33,775,000    134,811,000    28,870,000
                              ------------  ------------  ------------  ------------  -------------  ------------
Receivables:
   Participant contributions        81,000       446,000       730,000       165,000        521,000       182,000
   Company contributions                                     1,305,000
   Interest income
                              ------------  ------------  ------------  ------------  -------------  ------------
                                    81,000       446,000     2,035,000       165,000        521,000       182,000
                              ------------  ------------  ------------  ------------  -------------  ------------
      Total assets              22,222,000    90,702,000    39,279,000    33,940,000    135,332,000    29,052,000
                              ------------  ------------  ------------  ------------  -------------  ------------
LIABILITIES

Accrued Plan expenses
                              ------------  ------------  ------------  ------------  -------------  ------------
Net assets available
   for benefits               $ 22,222,000  $ 90,702,000  $ 39,279,000  $ 33,940,000  $ 135,332,000  $ 29,052,000
                              ============  ============  ============  ============  =============  ============

                                                                                   VANGUARD     VANGUARD
                                 VANGUARD     VANGUARD     VANGUARD     VANGUARD    LS CONS.      LS MOD.
                               U.S. GROWTH   INT. CORP.      STFED      LS INCOME    GROWTH       GROWTH
                              ------------  -----------  ------------  ---------- ------------ ------------
ASSETS

Investments:
   Mutual funds               $ 30,388,000  $ 2,471,000  $ 15,450,000  $  676,000 $  2,615,000 $  5,675,000
   SAIC Common Stock
   Short-term investments
   Participant loans
                              ------------  -----------  ------------  ---------- ------------ ------------
                                30,388,000    2,471,000    15,450,000     676,000    2,615,000    5,675,000
                              ------------  -----------  ------------  ---------- ------------ ------------
Receivables:
   Participant contributions       217,000       14,000        62,000                   21,000       60,000
   Company contributions
   Interest income
                              ------------  -----------  ------------  ---------- ------------ ------------
                                   217,000       14,000        62,000                   21,000       60,000
                              ------------  -----------  ------------  ---------- ------------ ------------
      Total assets              30,605,000    2,485,000    15,512,000     676,000    2,636,000    5,735,000
                              ============  ===========  ============  ========== ============ ============
LIABILITIES

Accrued Plan expenses
                              ------------  -----------  ------------  ---------- ------------ ------------
Net assets available
   for benefits               $ 30,605,000  $ 2,485,000  $ 15,512,000  $  676,000 $  2,636,000 $  5,735,000
                              ------------  -----------  ------------  ---------- ------------ ------------

                                VANGUARD     SAIC COMMON   PARTICIPANT    STATE STREET
                                LS GROWTH       STOCK         LOANS           STIF            TOTAL
                              ------------ -------------- -------------   ------------   -------------
ASSETS

Investments:
   Mutual funds               $  8,347,000 $      177,000                                $ 412,896,000
   SAIC Common Stock                          264,309,000                                  264,309,000
   Short-term investments                                                 $  296,000           296,000
   Participant loans                                      $  21,569,000                     21,569,000
                              ------------ -------------- -------------   ------------   -------------
                                 8,347,000    264,486,000    21,569,000      296,000       699,070,000
                              ------------ -------------- -------------   ------------   -------------
Receivables:
   Participant contributions       100,000                                                   2,599,000
   Company contributions                                                      57,000         1,362,000
   Interest income
                              ------------ -------------- -------------   ------------   -------------
                                   100,000                                    57,000         3,961,000
                              ------------ -------------- -------------   ------------   -------------
      Total assets               8,447,000    264,486,000    21,569,000      353,000       703,031,000
                              ------------ -------------- -------------   ------------   -------------

LIABILITIES

Accrued Plan expenses                                                         88,000            88,000
                              ------------ -------------- -------------   ------------   -------------
Net assets available
   for benefits               $  8,447,000 $  264,486,000 $  21,569,000   $  265,000     $ 702,943,000
                              ============ ============== =============   ============   =============

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
CASH OR DEFERRED ARRANGEMENT

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 5 - FINANCIAL INFORMATION BY INVESTMENT FUND - CONTINUED

                      STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS AT DECEMBER 31, 1996

                               VANGUARD     VANGUARD      VANGUARD      VANGUARD       VANGUARD       VANGUARD
                                 GNMA       INDEX 500       PRIME       WELLESLEY      WINDSOR      INT'L GROWTH
                            ------------- ------------  ------------  ------------  -------------  -------------
ASSETS

Investments:
   Mutual funds             $  19,620,000 $ 58,841,000  $ 31,364,000  $ 26,138,000  $ 102,219,000  $  25,170,000
   SAIC Common Stock
   Short-term investments
   Participant loans
                            ------------- ------------  ------------  ------------  -------------  -------------

                               19,620,000   58,841,000    31,364,000    26,138,000    102,219,000     25,170,000
                            ------------- ------------  ------------  ------------  -------------  -------------

Receivables:
   Participant contributions
   Company contributions
   Interest income
                            ------------- ------------  ------------  ------------  -------------  -------------


                            ------------- ------------  ------------  ------------  -------------  -------------

      Total assets             19,620,000   58,841,000    31,364,000    26,138,000    102,219,000     25,170,000
                            ------------- ------------  ------------  ------------  -------------  -------------


LIABILITIES

Accrued Plan expenses
                            ------------- ------------  ------------  ------------  -------------  -------------

Net assets available
   for benefits             $  19,620,000 $ 58,841,000  $ 31,364,000  $ 26,138,000  $ 102,219,000  $  25,170,000
                            ============= ============  ============  ============  =============  =============

                                                                                    VANGUARD     VANGUARD
                               VANGUARD      VANGUARD     VANGUARD      VANGUARD     LS CONS.     LS MOD.
                             U.S. GROWTH    INT. CORP.      STFED       LS INCOME     GROWTH       GROWTH
                            -------------  -----------  ------------  ------------ ------------ -----------
ASSETS

Investments:
   Mutual funds             $  19,558,000  $ 1,538,000  $ 14,494,000  $    455,000 $  1,197,000 $ 2,384,000
   SAIC Common Stock
   Short-term investments
   Participant loans
                            -------------  -----------  ------------  ------------ ------------ -----------

                               19,558,000    1,538,000    14,494,000       455,000    1,197,000   2,384,000
                            -------------  -----------  ------------  ------------ ------------ -----------

Receivables:
   Participant contributions
   Company contributions
   Interest income
                            -------------  -----------  ------------  ------------ ------------ -----------


                            -------------  -----------  ------------  ------------ ------------ -----------

      Total assets             19,558,000    1,538,000    14,494,000       455,000    1,197,000   2,384,000
                            -------------  -----------  ------------  ------------ ------------ -----------


LIABILITIES

Accrued Plan expenses
                            -------------  -----------  ------------  ------------ ------------ -----------

Net assets available
   for benefits             $  19,558,000  $ 1,538,000  $ 14,494,000  $    455,000 $  1,197,000 $ 2,384,000
                            =============  ===========  ============  ============ ============ ===========

                              VANGUARD       SAIC COMMON     PARTICIPANT   STATE STREET
                              LS GROWTH         STOCK           LOANS          STIF          TOTAL
                            ------------  ----------------  ------------  -------------  -------------
ASSETS

Investments:
   Mutual funds             $  3,946,000  $     3,649,000                                $ 310,573,000
   SAIC Common Stock                          159,670,000                                  159,670,000
   Short-term investments                                                 $     348,000        348,000
   Participant loans                                        $ 17,000,000                    17,000,000
                            ------------  ----------------  ------------  -------------  -------------

                               3,946,000       163,319,000    17,000,000        348,000    487,591,000
                            ------------  ----------------  ------------  -------------  -------------

Receivables:
   Participant contributions                                                  2,161,000      2,161,000
   Company contributions                           650,000                                     650,000
   Interest income                                                                4,000          4,000
                            ------------  ----------------  ------------  -------------  -------------

                                                   650,000                    2,165,000      2,815,000
                            ------------  ----------------  ------------  -------------  -------------

      Total assets             3,946,000       163,969,000    17,000,000      2,513,000    490,406,000
                            ------------  ----------------  ------------  -------------  -------------


LIABILITIES

Accrued Plan expenses                                                            52,000         52,000
                            ------------  ----------------  ------------  -------------  -------------

Net assets available
   for benefits             $  3,946,000  $    163,969,000  $ 17,000,000  $   2,461,000  $ 490,354,000
                            ============  ================  ============  =============  =============

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
CASH OR DEFERRED ARRANGEMENT

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 5 - FINANCIAL INFORMATION BY INVESTMENT FUND - CONTINUED


                 STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS FOR THE YEAR ENDED DECEMBER 31, 1997

                                           VANGUARD      VANGUARD      VANGUARD       VANGUARD      VANGUARD       VANGUARD
                                             GNMA       INDEX 500       PRIME        WELLESLEY      WINDSOR      INT'L GROWTH
                                        ------------  ------------  -------------  ------------  -------------  -------------

ADDITIONS TO NET ASSETS
    Investment income:
       Mutual funds:
         Dividends and interest         $  1,436,000  $  1,830,000  $   1,683,000  $  3,671,000  $  21,478,000  $   1,234,000
         Realized gain (loss)                 55,000     3,310,000        102,000       468,000      2,702,000        866,000
         Unrealized (depreciation)
            appreciation                     374,000    15,705,000         18,000     1,321,000     (1,003,000)    (1,212,000)
       SAIC Common Stock:
         Realized gain
         Unrealized appreciation
       Interest
    Participant contributions              2,089,000    10,260,000     16,445,000     4,081,000     12,698,000      4,702,000
    Company contributions                                              15,139,000
                                        ------------  ------------  -------------  ------------  -------------  -------------

              Total additions              3,954,000    31,105,000     33,387,000     9,541,000     35,875,000      5,590,000
                                        ------------  ------------  -------------  ------------  -------------  -------------

DEDUCTIONS FROM NET ASSETS
    Distributions to participants          1,073,000     3,660,000      3,143,000     1,485,000      5,793,000      1,730,000
    Plan expenses
                                        ------------  ------------  -------------  ------------  -------------  -------------

              Total deductions             1,073,000     3,660,000      3,143,000     1,485,000      5,793,000      1,730,000
                                        ------------  ------------  -------------  ------------  -------------  -------------

Net increase prior to exchanges            2,881,000    27,445,000     30,244,000     8,056,000     30,082,000      3,860,000
Exchanges                                   (279,000)    4,416,000    (22,329,000)     (254,000)     3,031,000         22,000
                                        ------------  ------------  -------------  ------------  -------------  -------------

Net increase (decrease)                    2,602,000    31,861,000      7,915,000     7,802,000     33,113,000      3,882,000

NET ASSETS AVAILABLE FOR BENEFITS

   Beginning of year                      19,620,000    58,841,000     31,364,000    26,138,000    102,219,000     25,170,000
                                        ------------  ------------  -------------  ------------  -------------  -------------

   End of year                          $ 22,222,000  $ 90,702,000  $  39,279,000  $ 33,940,000  $ 135,332,000  $  29,052,000
                                        ============  ============  =============  ============  =============  =============

                                                                                               VANGUARD    VANGUARD
                                          VANGUARD       VANGUARD    VANGUARD     VANGUARD     LS CONS.     LS MOD.
                                         U.S. GROWTH    INT. CORP.     STFED     LS INCOME      GROWTH      GROWTH
                                        ------------  ----------- ------------  ----------  -----------  -----------

ADDITIONS TO NET ASSETS
    Investment income:
       Mutual funds:
         Dividends and interest          $ 1,173,000   $  119,000 $    903,000  $   43,000  $   128,000  $   252,000
         Realized gain (loss)                980,000        3,000      (14,000)     26,000       34,000       66,000
         Unrealized (depreciation)
            appreciation                   3,364,000       35,000       45,000      29,000      136,000      415,000
       SAIC Common Stock:
         Realized gain
         Unrealized appreciation
       Interest
    Participant contributions              5,037,000      326,000    1,629,000     141,000      427,000    1,225,000
    Company contributions
                                        ------------  ----------- ------------  ----------  -----------  -----------

              Total additions             10,554,000      483,000    2,563,000     239,000      725,000    1,958,000
                                        ------------  ----------- ------------  ----------  -----------  -----------

DEDUCTIONS FROM NET ASSETS
    Distributions to participants          1,291,000      106,000      798,000     164,000      217,000      434,000
    Plan expenses
                                        ------------  ----------- ------------  ----------  -----------  -----------

              Total deductions             1,291,000      106,000      798,000     164,000      217,000      434,000
                                        ------------  ----------- ------------  ----------  -----------  -----------

Net increase prior to exchanges            9,263,000      377,000    1,765,000      75,000      508,000    1,524,000
Exchanges                                  1,784,000      570,000     (747,000)    146,000      931,000    1,827,000
                                        ------------  ----------- ------------  ----------  -----------  -----------

Net increase (decrease)                   11,047,000      947,000    1,018,000     221,000    1,439,000    3,351,000

NET ASSETS AVAILABLE FOR BENEFITS

   Beginning of year                      19,558,000    1,538,000   14,494,000     455,000    1,197,000    2,384,000
                                        ------------  ----------- ------------  ----------  -----------  -----------

   End of year                          $ 30,605,000  $ 2,485,000 $ 15,512,000  $  676,000  $ 2,636,000  $ 5,735,000
                                        ============  =========== ============  ==========  ===========  ===========

                                          VANGUARD    SAIC COMMON    PARTICIPANT   STATE STREET
                                          LS GROWTH      STOCK         LOANS          STIF          TOTAL
                                        -----------  -------------  ------------  ------------- -------------

ADDITIONS TO NET ASSETS
    Investment income:
       Mutual funds:
         Dividends and interest         $   328,000  $     71,000                               $  34,349,000
         Realized gain (loss)               128,000                                                 8,726,000
         Unrealized (depreciation)
            appreciation                    703,000                                                19,930,000
       SAIC Common Stock:
         Realized gain                                                                                      -
         Unrealized appreciation                        87,106,000                                 87,106,000
       Interest                                                     $  1,347,000  $      58,000     1,405,000
    Participant contributions             2,135,000        497,000       183,000     15,552,000    77,427,000
    Company contributions                                                                29,000    15,168,000
                                        -----------  -------------  ------------  ------------- -------------

              Total additions             3,294,000     87,674,000     1,530,000     15,639,000   244,111,000
                                        -----------  -------------  ------------  ------------- -------------

DEDUCTIONS FROM NET ASSETS
    Distributions to participants           339,000     10,419,000       719,000                   31,371,000
    Plan expenses                                                                       151,000       151,000
                                        -----------  -------------  ------------  ------------- -------------

              Total deductions              339,000     10,419,000       719,000        151,000    31,522,000
                                        -----------  -------------  ------------  ------------- -------------

Net increase prior to exchanges           2,955,000     77,255,000       811,000     15,488,000   212,589,000
Exchanges                                 1,546,000     23,262,000     3,758,000    (17,684,000)            -
                                        -----------  -------------  ------------  ------------- -------------

Net increase (decrease)                   4,501,000    100,517,000     4,569,000     (2,196,000)  212,589,000

NET ASSETS AVAILABLE FOR BENEFITS

   Beginning of year                      3,946,000    163,969,000    17,000,000      2,461,000   490,354,000
                                        -----------  -------------  ------------  ------------- -------------

   End of year                          $ 8,447,000  $ 264,486,000  $ 21,569,000  $     265,000 $ 702,943,000
                                        ===========  =============  ============  ============= =============

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
CASH OR DEFERRED ARRANGEMENT

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 5 - FINANCIAL INFORMATION BY INVESTMENT FUND - CONTINUED


               STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS FOR THE YEAR ENDED DECEMBER 31, 1996

                                           VANGUARD      VANGUARD      VANGUARD       VANGUARD      VANGUARD       VANGUARD
                                             GNMA       INDEX 500       PRIME        WELLESLEY       WINDSOR    INT'L GROWTH
                                         ------------  ------------  ------------  ------------  -------------  ------------
ADDITIONS TO NET ASSETS
    Investment income:
      Mutual funds:
         Dividends and interest          $  1,346,000   $ 1,222,000  $  1,518,000  $ 2,101,000   $   9,744,000  $  1,073,000
         Realized gain (loss)                  47,000     1,805,000                     329,000      1,489,000       586,000
         Unrealized (depreciation)
            appreciation                     (430,000)    7,089,000                    (204,000)     9,608,000     1,304,000
      SAIC Common Stock:
         Realized gain
         Unrealized appreciation
      Interest
    Participant contributions               2,432,000     8,039,000     3,254,000     4,432,000     11,661,000     4,362,000
    Company contributions
                                         ------------  ------------  ------------  ------------  -------------  ------------

              Total additions               3,395,000    18,155,000     4,772,000     6,658,000     32,502,000     7,325,000
                                         ------------  ------------  ------------  ------------  -------------  ------------

DEDUCTIONS FROM NET ASSETS
    Distributions to participants           1,074,000     2,880,000     2,825,000     1,666,000      5,086,000     1,322,000
    Plan expenses
                                         ------------  ------------  ------------  ------------  -------------  ------------

              Total deductions              1,074,000     2,880,000     2,825,000     1,666,000      5,086,000     1,322,000
                                         ------------  ------------  ------------  ------------  -------------  ------------

Net increase prior to exchanges             2,321,000    15,275,000     1,947,000     4,992,000     27,416,000     6,003,000
Exchanges                                  (2,011,000)    4,078,000      (265,000)   (1,877,000)    (2,193,000)    1,082,000
                                         ------------  ------------  ------------  ------------  -------------  ------------

Net increase (decrease)                       310,000    19,353,000     1,682,000     3,115,000     25,223,000     7,085,000

NET ASSETS AVAILABLE FOR BENEFITS

   Beginning of year                       19,310,000    39,488,000    29,682,000    23,023,000     76,996,000    18,085,000
                                         ------------  ------------  ------------  ------------  -------------  ------------

   End of year                           $ 19,620,000  $ 58,841,000  $ 31,364,000  $ 26,138,000  $ 102,219,000  $ 25,170,000
                                         ============  ============  ============  ============  =============  ============

                                                                                              VANGUARD     VANGUARD
                                            VANGUARD     VANGUARD     VANGUARD     VANGUARD   LS CONS.      LS MOD.
                                          U.S. GROWTH   INT. CORP.     STFED      LS INCOME    GROWTH       GROWTH
                                         ------------  -----------  ------------  ---------  -----------  -----------
ADDITIONS TO NET ASSETS
    Investment income:
      Mutual funds:
         Dividends and interest          $  1,423,000  $    87,000  $    874,000  $  16,000  $    53,000  $   105,000
         Realized gain (loss)                 459,000       (1,000)      (20,000)     1,000        2,000        6,000
         Unrealized (depreciation)
            appreciation                    1,245,000      (46,000)     (185,000)    (4,000)      20,000       79,000
      SAIC Common Stock:
         Realized gain
         Unrealized appreciation
      Interest
    Participant contributions               3,268,000      256,000     1,914,000     30,000      162,000      473,000
    Company contributions
                                         ------------  -----------  ------------  ---------  -----------  -----------

              Total additions               6,395,000      296,000     2,583,000     43,000      237,000      663,000
                                         ------------  -----------  ------------  ---------  -----------  -----------

DEDUCTIONS FROM NET ASSETS
    Distributions to participants             666,000       30,000     1,155,000     21,000        2,000       23,000
    Plan expenses
                                         ------------  -----------  ------------  ---------  -----------  -----------

              Total deductions                666,000       30,000     1,155,000     21,000        2,000       23,000
                                         ------------  -----------  ------------  ---------  -----------  -----------

Net increase prior to exchanges             5,729,000      266,000     1,428,000     22,000      235,000      640,000
Exchanges                                   5,744,000      187,000    (1,680,000)   433,000      962,000    1,744,000
                                         ------------  -----------  ------------  ---------  -----------  -----------

Net increase (decrease)                    11,473,000      453,000      (252,000)   455,000    1,197,000    2,384,000

NET ASSETS AVAILABLE FOR BENEFITS

   Beginning of year                        8,085,000    1,085,000    14,746,000          -            -            -
                                         ------------  -----------  ------------  ---------  -----------  -----------

   End of year                           $ 19,558,000  $ 1,538,000  $ 14,494,000  $ 455,000  $ 1,197,000  $ 2,384,000
                                         ============  ===========  ============  =========  ===========  ===========

                                           VANGUARD    SAIC COMMON    PARTICIPANT  STATE STREET
                                          LS GROWTH       STOCK         LOANS          STIF           TOTAL
                                         -----------  -------------  ------------  ------------  -------------
ADDITIONS TO NET ASSETS
    Investment income:
      Mutual funds:
         Dividends and interest          $   146,000                                             $  19,708,000
         Realized gain (loss)                 19,000                                                 4,722,000
         Unrealized (depreciation)
            appreciation                     201,000                                                18,677,000
      SAIC Common Stock:
         Realized gain                                                                                       -
         Unrealized appreciation                      $  30,082,000                                 30,082,000
      Interest                                              131,000  $  1,038,000  $     49,000      1,218,000
    Participant contributions                776,000     11,446,000                  14,050,000     66,555,000
    Company contributions                                 9,575,000                      50,000      9,625,000
                                         -----------  -------------  ------------  ------------  -------------

              Total additions              1,142,000     51,234,000     1,038,000    14,149,000    150,587,000
                                         -----------  -------------  ------------  ------------  -------------

DEDUCTIONS FROM NET ASSETS
    Distributions to participants             15,000      7,916,000       483,000                   25,164,000
    Plan expenses                                                                       163,000        163,000
                                         -----------  -------------  ------------  ------------  -------------

              Total deductions                15,000      7,916,000       483,000       163,000     25,327,000
                                         -----------  -------------  ------------  ------------  -------------

Net increase prior to exchanges            1,127,000     43,318,000       555,000    13,986,000    125,260,000
Exchanges                                  2,819,000        316,000     4,815,000   (14,154,000)             -
                                         -----------  -------------  ------------  ------------  -------------

Net increase (decrease)                    3,946,000     43,634,000     5,370,000      (168,000)   125,260,000

NET ASSETS AVAILABLE FOR BENEFITS

   Beginning of year                               -    120,335,000    11,630,000     2,629,000    365,094,000
                                         -----------  -------------  ------------  ------------  -------------

   End of year                           $ 3,946,000  $ 163,969,000  $ 17,000,000  $  2,461,000  $ 490,354,000
                                         ===========  =============  ============  ============  =============

                                                          ADDITIONAL INFORMATION
                                                          SCHEDULE I

SCIENCE APPLICATION INTERNATIONAL CORPORATION
CASH OR DEFERRED ARRANGEMENT

ITEM 27a FORM 5500 - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
AT DECEMBER 31, 1997
--------------------------------------------------------------------------------


                                         DESCRIPTION OF                                             COST OF              CURRENT
IDENTITY OF ISSUE                           INVESTMENT                      SHARES OR UNITS          ASSET                VALUE

Mutual funds:
    The Vanguard Group of
      Investment Companies
                                 Vanguard Fixed Income
                                    Securities Fund -
                                    GNMA Portfolio                               2,123,000        $ 21,471,000         $ 22,141,000

                                 Vanguard Index Trust -
                                    500 Portfolio                                1,002,000          57,415,000           90,256,000

                                 Vanguard Money Market Reserves-
                                    Prime Portfolio                             37,421,000          37,421,000           37,421,000

                                 Vanguard/Wellesley
                                    Income Fund                                  1,545,000          30,773,000           33,775,000

                                 Vanguard/Windsor Fund                           7,939,000         122,383,000          134,811,000

                                 Vanguard Int'l Growth Portfolio                 1,761,000          26,713,000           28,870,000

                                 Vanguard U.S. Growth Portfolio                  1,059,000          24,945,000           30,388,000

                                 Vanguard Int. Term Corporate
                                    Bond Portfolio                                 249,000           2,442,000            2,471,000

                                 Vanguard Fixed Income
                                    Securities Fund -
                                    Short-Term Federal
                                    Portfolio                                    1,525,000          15,457,000           15,450,000

                                 Vanguard LIFEStrategy
                                    Income Portfolio                                54,000             651,000              676,000

                                 Vanguard LIFEStrategy
                                    Conservative Growth
                                    Portfolio                                      195,000           2,460,000            2,615,000

                                 Vanguard LIFEStrategy
                                    Moderate Growth Portfolio                      383,000           5,181,000            5,675,000

                                 Vanguard LIFEStrategy
                                    Growth Portfolio                               520,000           7,443,000            8,347,000
                                                                                                --------------       --------------

                                                                                                   354,755,000          412,896,000

Common Stock:
    SAIC*                        Class A                                         7,599,000         109,484,000          264,309,000

Short-Term Investment:
    State Street Bank & Trust    Short-Term Investment Fund                        296,000             296,000              296,000
      Company*

Participant loans                Due Jan. 1998 to Dec. 2022; 6% - 12%                4,000          21,569,000           21,569,000
                                                                                                --------------       --------------

                                                                                                $  486,104,000       $  699,070,000
                                                                                                ==============       ==============


*   Represents a party-in-interest.

                                                          ADDITIONAL INFORMATION
                                                          SCHEDULE II

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
CASH OR DEFERRED ARRANGEMENT

ITEM 27b FORM 5500 - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS AT DECEMBER 31, 1997

-----------------------------------------------------------------------------------------------------------
                                                                AMOUNT RECEIVED
                                           ORIGINAL          DURING REPORTING YEAR             UNPAID
                                            AMOUNT       -----------------------------        BALANCE AT
IDENTITY AND ADDRESS OF OBLIGOR            OF LOAN         PRINCIPAL        INTEREST         END OF YEAR
Joyce Tremain                                 $ 6,000                -               -          $ 6,000
    8689 Long Hill Rd.
    Rome, NY 13440

Kathryn E. Dayan                             $ 11,000                -               -         $ 11,000
    12015-4 World Trade Drive
    San Diego, CA 92128

Kathryn E. Dayan                             $ 13,000                -               -         $ 13,000
    12015-4 World Trade Drive
    San Diego, CA 92128


                                        DETAILED DESCRIPTION OF LOSS INCLUDING DATES OF
                                     MAKING AND MATURITY, INTEREST RATE, THE TYPE AND VALUE                 AMOUNT OVERDUE*
                                      OF COLLATERAL, ANY REGURGITATION OF THE LOAN AND THE          ---------------------------
IDENTITY AND ADDRESS OF OBLIGOR       TERMS OF THE RENEGOTIATION AND OTHER MATERIAL ITEMS            PRINCIPAL        INTEREST
Joyce Tremain                         Loan date: 4/5/96; Maturity date: 3/23/01;                         $ 6,000                -
    8689 Long Hill Rd.                Interest rate: 7%; Collateral: Vested Balance
    Rome, NY 13440

Kathryn E. Dayan                      Loan date: 4/19/96; Maturity date: 4/6/01;                        $ 11,000                -
    12015-4 World Trade Drive         Interest rate: 7%; Collateral: Vested Balance
    San Diego, CA 92128

Kathryn E. Dayan                      Loan date: 5/26/95; Maturity date: 4/24/20;                       $ 13,000                -
    12015-4 World Trade Drive         Interest rate: 9%; Collateral: Vested Balance
    San Diego, CA 92128


* During 1998, the Company instructed the Plan's recordkeeper to issue Forms 1099 to the obligors listed above in the amount of the principal balance outstanding at December 31, 1997.

                                                          ADDITIONAL INFORMATION
                                                          SCHEDULE III

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
CASH OR DEFERRED ARRANGEMENT

ITEM 27d FORM 5500 - SCHEDULE OF REPORTABLE TRANSACTIONS*
YEAR ENDED DECEMBER 31, 1997

---------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF          PURCHASE             SELLING            LEASE
PARTY INVOLVED             DESCRIPTION OF ASSET                 TRANSACTIONS         PRICE               PRICE            RENTAL
State Street Bank          Short-Term Investment
    & Trust                   Fund                                 66              $ 62,618,000

State Street Bank          Short-Term Investment
    & Trust                   Fund                                 64                                   $ 62,659,000


                                                                 CURRENT
                                                                 VALUE ON
                          EXPENSE           COST OF            TRANSACTION        NET GAIN
PARTY INVOLVED            INCURRED           ASSET                 DATE            OR LOSS
State Street Bank
    & Trust                                                    $ 62,618,000

State Street Bank
    & Trust                                 $ 62,659,000       $ 62,659,000       $     -



* Transactions or series of transactions in excess of 5 percent of the current value of the Plan's assets as of December 31, 1996 as defined in
       Section 2520.103-6 of the Department of Labor Rules and Regulations for Reporting and Disclosure under ERISA.